Trading Account Profits And Losses	12 Months Ended
Mar. 31, 2012
Trading Account Profits And Losses [Abstract]
Trading Account Profits And Losses

26.    TRADING ACCOUNT PROFITS AND LOSSES

The MUFG Group performs trading activities through market-making, sales and arbitrage, while maintaining risk levels within appropriate limits in accordance with its risk management policy.

The MUFG Group has trading account securities and trading derivative assets and liabilities for this purpose. In addition, the trading account securities include foreign currency-denominated debt securities such as foreign government or official institution bonds, corporate bonds and mortgage-backed securities, which are mainly comprised of securities measured at fair value under the fair value option.

Net trading gains for the fiscal years ended March 31, 2010, 2011 and 2012 were comprised of the following:

	2010	2011	2012
	(in millions)
Interest rate and other derivative contracts	¥(88,486)	¥(3,095)	¥77,698
Trading account securities, excluding derivatives	849,958	137,000	589,587

Trading account profits—net	761,472	133,905	667,285
Foreign exchange derivative contracts(1)	31,154	79,840	(94,853)

Net trading gains	¥792,626	¥213,745	¥572,432

Note:

(1)	Gains (losses) on foreign exchange derivative contracts are included in Foreign exchange gains—net in the accompanying consolidated statements of income. Foreign exchange gains—net in the accompanying consolidated statements of income are also comprised of foreign exchange gains other than derivative contracts and foreign exchange gains (losses) related to the fair value option.

For further information on the methodologies and assumptions used to estimate fair value, see Note 29, which also shows fair values of trading account securities by major category. Note 21 discloses further information regarding the derivative-related impact on Trading account profits—net by major category.